UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2007

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 28, 2007, Prudential Financial, Inc., a New Jersey corporation (the “Company”), entered into an Agreement of Resignation, Appointment and Acceptance (the “Agreement”) with The Bank of New York (“BNY”), as successor trustee, and Citibank, N.A (“Citibank”), as resigning trustee. Pursuant to the Agreement, effective November 28, 2007, Citibank resigned as additional trustee, and BNY accepted appointment as trustee, under an indenture, dated as of April 25, 2003 (the “Indenture”), among the Company, BNY and Citibank, with respect to the Company’s Retail Medium-Term Notes, including InterNotes® (the “Notes”). BNY will act as trustee for the Notes. Citibank will act as paying agent, registrar and transfer agent for the Notes and will administer any survivor’s options with respect thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2007

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Stephen W. Gauster
Name:	Stephen W. Gauster
Title:	Vice President and Assistant Secretary